EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to China Energy Savings Technology, Inc. Annual Report on Form 10-KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sun Li, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to China Energy Savings Technology, Inc. and will be retained by China Energy Savings Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                           /s/ Sun Li
                                           -------------------------------------
                                           Sun Li
                                           Chief Executive Officer
                                           (Principal Executive Officer)
                                           Date:  January 30, 2005